UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2024

Commission file number 001-16111

Global Payments Inc.

(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 829-8000

None

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, no par value	GPN	New York Stock Exchange
4.875% Senior Notes due 2031	GPN31A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Indenture and Notes

On February 23, 2024 (the “Closing Date”), Global Payments Inc. (the “Company”) closed its private offering (the “Convertible Senior Notes Offering”) of $2.00 billion aggregate principal amount of its 1.50% Convertible Senior Notes due 2031 (the “Notes”), which amount includes the exercise in full of the $250 million option granted to the initial purchasers of the Notes, to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Notes bear interest at a fixed rate of 1.50% per year, payable semi-annually in arrears on March 1 and September 1 of each year, beginning on September 1, 2024. The Notes will mature on March 1, 2031, unless earlier repurchased, redeemed, or converted in accordance with their terms. The Notes are convertible at the option of the holders, under certain circumstances and during certain periods, into cash up to the aggregate principal amount of the Notes to be converted and cash, shares of the Company’s common stock, no par value per share (“Common Stock”), or a combination of cash and shares of Common Stock, at the Company’s election, in respect of the remainder, if any, of the Company’s conversion obligation in excess of the aggregate principal amount of the Notes being converted.

The net proceeds from the Convertible Senior Notes Offering were approximately $1.96 billion, after deducting estimated initial purchasers’ discounts and estimated offering expenses payable by the Company. The Company used a portion of the net proceeds from the Convertible Senior Notes Offering to repurchase 1,414,759 shares of the Company’s Common Stock from purchasers of Notes in the offering in privately negotiated transactions effected with or through one of the initial purchasers of the Notes or its affiliate. The purchase price per share of the Common Stock repurchased in such transactions equaled the closing sale price of the Common Stock on February 20, 2024, which was $130.80 per share. The Company also used a portion of the net proceeds from the Convertible Senior Notes Offering to pay the cost of the capped call transactions (described below). The Company intends to use the remainder of the net proceeds to repay borrowings and any accrued and unpaid interest under its commercial paper program and also to repay borrowings and any accrued and unpaid interest under the Company’s Revolving Credit Agreement (as defined below), and any prepayment premium, penalty or other amount, if any, due in connection with any such repayment, and for general corporate purposes, including the repayment of other debt.

The Company issued the Notes pursuant to an indenture dated as of February 23, 2024 (the “Indenture”) by and between the Company and U.S. Bank Trust Company, National Association, as trustee.

Prior to the close of business on the business day immediately preceding December 1, 2030, the Notes are convertible at the option of the holders of the Notes only under certain conditions. On or after December 1, 2030 until the close of business on the second scheduled trading day immediately preceding the maturity date, holders may convert all or any portion of their Notes, in principal amounts of $1,000 or integral multiples thereof, at their option at the conversion rate then in effect, irrespective of these conditions. The conversion rate will initially be 6.3710 shares of Common Stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $156.96 per share of Common Stock). The conversion rate is subject to customary adjustments upon the occurrence of certain events. The Company may not redeem the Notes prior to March 6, 2028. The Company may redeem for cash all or part of the Notes, at its option, on or after March 6, 2028, under certain circumstances at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date (as defined in the Indenture).

If the Company undergoes a fundamental change (as defined in the Indenture), subject to certain conditions, holders may require the Company to repurchase for cash all or part of their Notes in principal amounts of $1,000 or an integral multiple thereof. The fundamental change repurchase price will be equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the fundamental change repurchase date (as defined in the Indenture). In addition, if a “make-whole fundamental change” (as defined in the Indenture) occurs or if the Company sends a notice of redemption (as defined in the Indenture), the Company will be required in certain circumstances to increase the conversion rate for any Notes converted in connection with such make-whole fundamental change or notice of redemption by a specified number of shares of its Common Stock.

The Indenture provides for customary events of default, which include (subject in certain cases to grace and cure periods), among others: nonpayment of principal or interest; failure by the Company to comply with its conversion obligations upon exercise of a holder’s conversion right under the Indenture; breach of covenants or other agreements in the Indenture; defaults by the Company or any significant subsidiary (as defined in the Indenture) with respect to other indebtedness in excess of a threshold amount; and the occurrence of certain events of bankruptcy, insolvency or reorganization with respect to the Company or any significant subsidiary. Generally, if an event of default occurs and is continuing under the Indenture, either the trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare the principal amount plus accrued and unpaid interest on the Notes to be immediately due and payable.

The Notes are the Company’s senior unsecured obligations and will rank senior in right of payment to any of the Company’s indebtedness that is expressly subordinated in right of payment to the Notes; equal in right of payment to any of the Company’s unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness; and structurally junior to all indebtedness and other liabilities (including trade payables, but excluding intercompany obligations and liabilities of a type not required to be reflected on a balance sheet of such subsidiaries in accordance with GAAP) of the Company’s existing and future subsidiaries, including obligations of certain of the Company’s subsidiaries under the Revolving Credit Agreement. As used herein, “Revolving Credit Agreement” refers to the credit agreement dated as of August 19, 2022 by and among Global Payments Inc., as borrower, the other borrowers party thereto, Bank of America, N.A. as administrative agent and an L/C issuer and the other lenders and L/C issuers party thereto, as such credit agreement may be amended, restated, supplemented or otherwise modified through the date of filing of this Current Report on Form 8-K.

The foregoing description is a summary of terms of the Indenture and the Notes above is qualified in its entirety by reference to the full text of the Indenture and the Form of Note, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current report on Form 8-K and are incorporated by reference into this Item 1.01.

This Current Report on Form 8-K does not constitute an offer to sell nor the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Capped Call Transactions

On February 20, 2024, in connection with the pricing of the Notes, the Company entered into privately negotiated capped call transactions (the “Base Capped Call Transactions”) with certain of the initial purchasers or their respective affiliates and certain other financial institutions (the “Option Counterparties”). In addition, on February 21, 2024, in connection with the initial purchasers’ exercise in full of their option to purchase additional Notes, the Company entered into additional capped call transactions (the “Additional Capped Call Transactions,” and, together with the Base Capped Call Transactions, the “Capped Call Transactions”) with each of the Option Counterparties. The Company used $254.00 million of the net proceeds from the Convertible Senior Notes Offering to pay the cost of the Capped Call Transactions. The Capped Call Transactions are expected generally to reduce the potential dilution to the Common Stock upon any conversion of the Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap based on the cap price of the Capped Call Transactions. The cap price of the Capped Call Transactions will initially be $228.90 per share and is subject to certain adjustments under the terms of the Capped Call Transactions. The Capped Call Transactions are separate transactions entered into by the Company with each of the Option Counterparties, are not part of the terms of the Notes and will not change the holders’ rights under the Notes. Holders of the Notes will not have any rights with respect to the Capped Call Transactions. The description of the Capped Call Transactions above is qualified in its entirety by reference to the full text of the form of the capped call confirmation, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 under the heading “Indenture and Notes” is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 under the heading “Indenture and Notes” is incorporated by reference into this Item 3.02. The Notes and shares of Common Stock issuable upon the conversion of the Notes, if any, have not and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Indenture, dated as of February 23, 2024, between Global Payments Inc. and U.S. Bank Trust Company, National Association, as trustee.
4.2	Form of Global Note representing the Notes (included in Exhibit 4.1).
10.1	Form of Capped Call Confirmation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

Some of the statements used in this Current Report on Form 8-K are not statements of historical or current fact. As such, they are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements concerning the capped call transactions and the anticipated use of proceeds from the Convertible Senior Notes Offering. The Company has based these forward-looking statements on its current plans and expectations, and these statements are subject to known and unknown risks, uncertainties and assumptions. Actual events or results might differ materially from those expressed or forecasted in these forward-looking statements. Accordingly, the Company cannot guarantee that its plans and expectations will be achieved. Although it is not possible to create a comprehensive list of all factors and risks that may cause actual results to differ from the results expressed or implied by these forward-looking statements or that may affect the Company’s future results, certain risks, including, but not limited to, uncertainties and other factors relating to the intended use of proceeds from the Convertible Senior Notes Offering, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements. Although the Company believes that the plans and expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its plans and expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties, including those identified elsewhere in this communication and those included in the “Risk Factors” section in the Company’s most recent Annual Report on Form 10-K and in other documents that the Company files with the Securities and Exchange Commission, which are available at https://www.sec.gov.

These cautionary statements qualify all of the Company’s forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. The Company’s forward-looking statements speak only as of the date they are made and should not be relied upon as representing the Company’s plans and expectations as of any subsequent date. While the Company may elect to update or revise forward-looking statements at some time in the future, it specifically disclaims any obligation to publicly release the results of any revisions to its forward-looking statements, except as required by law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date: February 23, 2024	By:	/s/ David L. Green
David L. Green
Senior Executive Vice President and Chief Administrative & Legal Officer